Exhibit 10.27
FIRST AMENDMENT TO STOCK PLEDGE AGREEMENT
     THIS FIRST AMENDMENT dated as of the 23rd day of June, 2009.
BETWEEN:
MAD CATZ, INC.
(the “Pledgor”)
OF THE FIRST PART
- and -
WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL) (formerly known as Congress Financial Corporation (Central), as US collateral agent )
(together with its successors and assigns, the “Agent”)
OF THE SECOND PART
WHEREAS
A.	Pledgor entered into a stock pledge agreement dated as of September 25, 2000 (the “Pledge Agreement) pursuant to which, inter alia, Pledgor pledged the stocks listed on Schedule I attached thereto to Agent.

B.	Pledgor wishes to amend the Pledge Agreement as set out herein.
     NOW THEREFORE in consideration of One Dollar and for other good and valuable consideration, the parties hereto agree as set out herein.
1.	This First Amendment is an amendment to the Pledge Agreement. Unless the context of this First Amendment otherwise requires, the Pledge Agreement and this First Amendment shall be read together and shall have effect as if the provisions of the Pledge Agreement and this First Amendment were contained in one agreement.

2.	The term “Agreement” when used in the Pledge Agreement means the Pledge Agreement as amended by this First Amendment, together with all amendments, modifications, supplements, extensions, renewals, restatements, replacements and novations thereof from time to time.

3.	Schedule I to the Pledge Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto.

4.	This First Amendment may be executed and delivered by each party in counterparts by email (in portable document format), facsimile transmission or original signature and the parties hereto may rely on all counterpart signatures as though same were original signatures and all such counterparts taken together shall form one agreement.
5.	The validity, interpretation and enforcement of this First Amendment, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois without giving effect to principles of conflicts of laws, but excluding any rule of law that would cause the application of the law of any jurisdiction other than the laws of the Province of Ontario.
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     IN WITNESS WHEREOF the undersigned has executed this First Amendment as of the day and year first above written.

MAD CATZ, INC.

By: Name:	/s/ Darren Richardson
Title:

By:	/s/ Stewart Halpern
Name:
Title:

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By:
Name:
Title:

By:	/s/ Bruno Mello
Name:	Bruno Mello
Title:	Assistant Vice President Wachovia Capital Finance of Canada

SCHEDULE I
Pledged Stocks
All stock in Mad Catz Limited, FX Unlimited, Inc. and Mad Catz Interactive Asia Limited, whether now owned or hereafter acquired by the Pledgor.
All other capital stock of any other entity acquired by the Pledgor from time to time.